Exhibit 99.2

KINDRED HEALTHCARE

NYSE: KND

J.P. Morgan

Healthcare Conference January 15, 2014

Kindred

Healthcare

CONTINUE THE CARE

Dedicated to Hope, Healing and Recovery

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward- looking statements. Statements in this presentation concerning the Company’s business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, and product or services line growth, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price include, without limitation, (a) the impact of healthcare reform, which will initiate significant changes to the United States healthcare system, including potential material changes to the delivery of healthcare services and the reimbursement paid for such services by the government or other third party payors, including reforms resulting from the Patient Protection and Affordable Care Act and the Healthcare Education and Reconciliation Act (collectively, the “ACA”) or future deficit reduction measures adopted at the federal or state level. Healthcare reform is affecting each of the Company’s businesses in some manner. Potential future efforts in the U.S. Congress to repeal, amend, modify or retract funding for various aspects of the ACA create additional uncertainty about the ultimate impact of the ACA on the Company and the healthcare industry. Due to the substantial regulatory changes that will need to be implemented by the Centers for Medicare and Medicaid Services (“CMS”) and others, and the numerous processes required to implement these reforms, the Company cannot predict which healthcare initiatives will be implemented at the federal or state level, the timing of any such reforms, or the effect such reforms or any other future legislation or regulation will have on the Company’s business, financial position, results of operations and liquidity, (b) the impact of final rules issued by CMS on August 1, 2012 which, among other things, will reduce Medicare reimbursement to the Company’s transitional care (“TC”) hospitals in 2013 and beyond by imposing a budget neutrality adjustment and modifying the short-stay outlier rules, (c) the impact of final rules issued by CMS on July 29, 2011 which significantly reduced Medicare reimbursement to the Company’s nursing centers and changed payments for the provision of group therapy services effective October 1, 2011, (d) the impact of the Budget Control Act of 2011 (as amended by the American Taxpayer Relief Act of 2012 (the “Taxpayer Relief Act”)) which will automatically reduce federal spending by approximately $1.2 trillion split evenly between domestic and defense spending. An automatic 2% reduction on each claim submitted to Medicare began on April 1, 2013, (e) the impact of the Taxpayer Relief Act which, among other things, reduces Medicare payments by 50% for subsequent procedures when multiple therapy services are provided on the same day. At this time, the Company believes that the rules related to multiple therapy services will reduce the Company’s Medicare revenues by $25 million to $30 million on an annual basis, (f) changes in the reimbursement rates or the methods or timing of payment from third party payors, including commercial payors and the Medicare and Medicaid programs, changes arising from and related to the Medicare prospective payment system for long-term acute care (“LTAC”) hospitals, including potential changes in the Medicare payment rules, the Medicare Prescription Drug, Improvement, and Modernization Act of 2003, and changes in Medicare and Medicaid reimbursement for the Company’s TC hospitals, nursing centers, inpatient rehabilitation hospitals and home health and hospice operations, and the expiration of the Medicare Part B therapy cap exception process, (g) the effects of additional legislative changes and government regulations, interpretation of regulations and changes in the nature and enforcement of regulations governing the healthcare industry, (h) the ability of the Company’s hospitals to adjust to potential LTAC certification and medical necessity reviews, (i) the costs of defending and insuring against alleged professional liability and other claims (including those related to pending whistleblower and wage and hour class action lawsuits against the Company) and the Company’s ability to predict the estimated costs and reserves related to such claims, including the impact of differences in actuarial assumptions and estimates compared to eventual outcomes, (j) the impact of the Company’s significant level of indebtedness on the Company’s funding costs, operating flexibility and ability to fund ongoing operations, development capital expenditures or other strategic acquisitions with additional borrowings, (k) the Company’s ability to successfully redeploy its capital and proceeds of asset sales in pursuit of its business strategy and pursue its development activities, including through acquisitions, and successfully integrate new operations, including the realization of anticipated revenues, economies of scale, cost savings and productivity gains associated with such operations, as and when planned, including the potential impact of unanticipated issues, expenses and liabilities associated with those activities, (l) the Company’s ability to pay a dividend as, when and if declared by the Board of Directors, in compliance with applicable laws and the Company’s debt and other contractual arrangements, (m) the failure of the Company’s facilities to meet applicable licensure and certification requirements, (n) the further consolidation and cost containment efforts of managed care organizations and other third party payors, (o) the Company’s ability to meet its rental and debt service obligations, (p) the Company’s ability to operate pursuant to the terms of its debt obligations, and comply with its covenants thereunder, and its ability to operate pursuant to its master lease agreements with Ventas,Inc.(“Ventas”) (NYSE:VTR) (q) the condition of the financial markets, including volatility and weakness in the equity, capital and credit markets, which could limit the availability and terms of debt and equity financing sources to fund the requirements of the Company’s businesses, or which could negatively impact the Company’s investment portfolio, (r) the Company’s ability to control costs, particularly labor and employee benefit costs, (s) the Company’s ability to successfully reduce or mitigate (by divestiture of operations or otherwise) its exposure to professional liability and other claims, (t) the Company’s obligations under various laws to self-report suspected violations of law by the Company to various government agencies, including any associated obligation to refund overpayments to government payors, fines and other sanctions, (u) the potential for diversion of management time and resources in seeking to transfer the operations of 60 non-strategic nursing centers currently leased from Ventas, (v) national and regional economic, financial, business and political conditions, including their effect on the availability and cost of labor, credit, materials and other services, (w) increased operating costs due to shortages in qualified nurses, therapists and other healthcare personnel, (x) the Company’s ability to attract and retain key executives and other healthcare personnel, (y) the Company’s ability to successfully dispose of unprofitable facilities, (z) events or circumstances which could result in the impairment of an asset or other charges, such as the impact of the Medicare reimbursement regulations that resulted in the Company recording significant impairment charges in 2012 and 2011, (aa) changes in generally accepted accounting principles (“GAAP”) or practices, and changes in tax accounting or tax laws (or authoritative interpretations relating to any of these matters), and (bb) the Company’s ability to maintain an effective system of internal control over financial reporting.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments. The Company has provided information in this presentation to compute certain non-GAAP measurements for specified periods before certain charges or on a core basis. A reconciliation of the non-GAAP measurements to the GAAP measurements are included in the appendix to this presentation and on our website at www.kindredhealthcare.com under the heading “investors.”

KINDRED HEALTHCARE CONTINUE THE CARE

Kindred Healthcare’s Diversified Business and Revenue Mix

$5.2 billion total revenues(1)

2,146 locations, 308 facilities in 46 states(2)

504,000 patients and residents(3)

62,000 dedicated employees(2)

Business Mix(1)

25%

($1.3 billion)

RehabCare 4% 49%

($0.2 billion)

($2.6 billion)

Home

Hospitals Health (LTAC/IRF) 22%

($1.1 billion)

Nursing and Rehabilitation Centers

Revenue Mix(1)

21%

($1.1 billion)

Business-to-

Business 41%

($2.1 billion)

Medicare

27%

($1.4 billion)

Commercial Insurance/ 11% Private

($0.6 billion)

Medicaid

(1) Revenues for the twelve months ended September 30, 2013 (before intercompany eliminations). (2) As of September 30, 2013.

(3) For the twelve months ended September 30, 2013.

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Leading Diversified Post-Acute Provider

With Focus on Developing Integrated Care Market Capabilities

Transitional Care Hospitals (102) Inpatient Rehabilitation Hospitals (5) Hospital-Based Acute Rehab Units (99) Nursing and Rehabilitation Centers (102) RehabCare Total Sites of Service (1,712)

Home Health, Hospice and Private Duty Integrated Care Market (12) in 13 Integrated Care Markets (105) As of Sept 30, 2013 Targeted Integrated Care Market (12) Regional Support Centers

KINDRED HEALTHCARE CONTINUE THE CARE

Kindred’s Value Proposition and our “Continue The Care” Campaign

Be a leader in helping to coordinate and deliver high quality care at the lowest cost (particularly for those patients who are the highest users of healthcare services)

– By providing superior clinical outcomes in the most appropriate setting, with an approach which is patient-centered, disciplined and transparent Lower healthcare costs by reducing lengths-of-stay in acute care hospitals and throughout an episode of care

– By transitioning patients home at the highest possible level of function and wellness, therefore preventing avoidable rehospitalizations

Participate in the development of new care delivery and payment models

– To better coordinate care and manage patients with chronic conditions, including the dual-eligibles

– To reduce avoidable rehospitalizations with our partners through our integrated care management teams and protocols

KINDRED HEALTHCARE CONTINUE THE CARE

Kindred Healthcare

Delivering on Quality, Value and Innovation in Patient Care Delivery

504,000

Patients and Residents were cared for in settings across the continuum

Outperforming

National Quality Benchmarks

Kindred Hospitals, Nursing Centers, and Homecare and Hospice continue to improve on quality indicators and beat industry benchmarks

Sending More Patients Home…

54% of our Nursing Center patients go home after 30 days

70% of our Hospital patients go home or to a Lower Level of Care after 27 days

… and More Quickly… (Reducing Average Length-of-Stay)

Reduced the total average length of stay • by 11% in our Hospitals • by 19% in our Nursing Centers

… Reducing Rehospitalization

Kindred Hospitals reduced rehospitalization rates by

18.2%

Kindred Nursing Centers have reduced rehospitalization rates by

12.8%

Kindred at Home reduced rehospitalization by 28%

As of September 30, 2013

KINDRED HEALTHCARE CONTINUE THE CARE

Kindred's Five-Year Strategic Plan

Creating Value for Patients, Payors, Teammates and Shareholders

1. **Succeed In The Core**
   - People Services
   - Quality and Clinical Outcomes
   - Organic Growth
   - Manage Cost and Capital
2. **Reposition Portfolio**
   - In Integrated Care Markets
   - Redeploy capital to higher margin businesses
3. **Aggressively Grow Kindred at Home and RehabCare**
4. **Develop Care Management Capabilities**
   - To Operationalize Continue The Care
5. **Advance Integrated Care Market Strategy**
   - Partner with Hospitals, Payors and ACOs
6. **Improve Capital Structure and Enhance Shareholder Returns**
   - Continue to Delever
   - Grow Dividend

Succeed Today in a Fee-For-Service World → **Prepare for a Future** Value-Based Payment World

7

Executing on Kindred’s 5-Year Strategic Plan

1 Despite $130 million of reimbursement cuts in 2013, and significant Succeed in the Core organizational change, the Company is executing well on its People, Clinical and Financial Goals

Hospital Division

Improved revenue/cost model has driven Division’s results despite soft volume

Total operating expense per patient day year-over-year up just 1%

Commercial revenues per patient day remain strong with shift toward more commercial business

RehabCare

Strong clinical program development and customer service functionality

Recruiting and retention of therapists and productivity continues to be a consistent source of value creation for patients and shareholders

Net new contracts and strong organic growth

Nursing Center Division

Divestiture or non-renewal of 122 skilled nursing facilities proceeding toward completion

New Transitional Care Centers (“TCCs”) and hospital based sub-acute unit growth continuing

Division overhead restructuring to be completed in 2014, allowing for a smaller, but more focused business

Care Management and Kindred at Home Division

Aggressive growth in Kindred at Home as annualized revenues now exceed $350 million

Successful rollout and completion of standardized clinical management tool (Homecare Homebase)

Advancement of physician strategy in Integrated Care Market around managing care transitions more efficiently

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Executing on Kindred’s 5-Year Strategic Plan

1 Succeed in the Core Project Apollo Planned Savings and Timing (Continuing Operations)

$51M savings in 2013

$40M additional savings in 2014, $91M cumulative

$13M additional savings in 2015, $104M cumulative

$30 $25 $20 $15 $10 $5 $0

4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15

Span of control T&E Finance shared srvcs HR shared srvcs Total rewards

Sales shared srvcs IT contractors Telecom Benefits Merit Freeze

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Executing on Kindred’s 5-Year Strategic Plan

Repositioning

2 Ventas Transaction Strategy

Disposition of Ventas facilities with 2013 lease expiration

Kindred did not renew 54 unprofitable Ventas nursing centers

All facilities were exited by June 30, 2013

Actual accretion of $0.05 per share in 2013

Favorable agreement with Ventas for facilities with 2015 lease expiration

Agreement facilitates early disposition of 60 non-strategic nursing centers

Leases renewed for 22 Transitional Care Hospitals and 26 Nursing and Rehabilitation Centers

Rents on renewed leases increased by $15 million beginning October 1, 2014

Transaction slightly accretive to 2014 and beyond

Final step in the realignment of Ventas assets

Transactions allow Kindred to divest 114 non-strategic skilled nursing facilities with over $1 billion of revenues by the third quarter of 2014.

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Executing on Kindred’s 5-Year Strategic Plan

Change in Business Mix, Increased Facility Ownership and

Repositioning

2 Reduction in Lease Obligations Significantly Improves Future

Strategy

Growth and Profitability

2010 Home 2013 2014

Health Home Home

0.4% Health Health

Rehab 3.8% 7.0%

10.4%

Nursing

Business Rehab Nursing 21.2%

Nursing 22.3% 28.9% Rehab

Mix Hospital 23.7%

42.3% 46.9%

(1)

Hospital Hospital

45.0% 48.1%

LTACH

Facility 23.0% SNF

LTACH Owned:

33.1% LTACH 23.7% 34.3%

Make-up LTACH SNF .

5.0% SNF 52.5%

SNF 63.5%

8.5%

LTACH SNF

LTACH

6.8% SNF 15.0%

8.7%

7.6%

Equity Equity Equity

27.0% 18.3%

Capital Capit. Capit. 24.1%

Leases Leases

Structure Capit. 44.8% 42.8%

(2) Leases Funded

62.4% Debt Funded Funded

10.6% Debt Debt

(1) Revenue before intercompany 36.9% 33.1%

eliminations

(2) Leases capitalized using 6x rent

KINDRED HEALTHCARE CONTINUE THE CARE

Executing on Kindred’s 5-Year Strategic Plan

3 Aggressively Grow Kindred at Home and RehabCare

TherEX Acquisition completed in October 2013 to Expand RehabCare’s Hospital (IRF) Business and Home Care Acquisitions Advance Care Management Capabilities

Care Management Division/Kindred At Home $353 million Pro Forma Annualized Revenues(1)

Forma Annualized Revenues(1)

198 sites of service in 13 states(1)

47 in Kindred’s Integrated Care Markets(1) 5,700 caregivers serving over 10,000 patients on a daily basis

Acquired Senior Home Care

- Operates 47 home health locations throughout Florida and Louisiana, with $143 million in revenues

- $95 million purchase price

- $0.07 to $0.09 EPS accretion anticipated in 2014

While implementation of Homecare Homebase IT system contributed to performance issues in 2013, all branches (including Senior Home Care) will be fully operational and standardized by Q1 2014

Building management team, clinical operations, and functional support to enable platform for continued growth

(1) Includes Senior Home Care acquisition. Annualized based upon revenues for the nine months ended September 30, 2013 (divisional revenues before intercompany eliminations).

KINDRED HEALTHCARE CONTINUE THE CARE

Executing on Kindred’s 5-Year Strategic Plan

Develop Care Management

4

Capabilities

Kindred ‘s New Care Management Division

Optimized for Episodic Care, Bundled Payment and Risk

ACUTE CARE HOSPITAL

Transitional

Care Hospitals

Skilled Nursing and Rehabilitation Centers

Outpatient

Rehabilitation

Assisted Living

Inpatient Rehabilitation Hospitals

Homecare

Hospice

HOME

PRE-ACUTE AND POST-ACUTE CARE IN HOME AND OTHER

PAC SETTINGS

CARE MANAGEMENT DIVISION

Patient-Centered Population Health and Medical Home Model

Care Management Capabilities

Physician Coverage Across Sites of Service

Care Managers to Smooth Transitions

Information Sharing and IT Connectivity

Mechanisms to Make Patient Care Placement Decisions

Condition-Specific Clinical Programs, Pathways and Outcome Measures

KINDRED HEALTHCARE CONTINUE THE CARE

Executing on Kindred’s 5-Year Strategic Plan

Advance Integrated Care

5 Market Strategy and Implement Care Management Capabilities

Integrated Care Market Strategy Market Implementation Update

“New”

Boston Cleveland Indianapolis Las Vegas Houston Dallas/Fort

Worth

Single Market Leadership

Incentive Alignment

Post-Acute Physician Leadership

Standardized Quality Measures Centralized Placement and Admissions Dedicated Care Managers

I-T Interoperability / Info Sharing

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Executing on Kindred’s 5-Year Strategic Plan

Improve Capital

6 Structure and Enhanced Shareholder Returns

Real Estate Purchases, Improved Senior Financing Arrangements and Dividend Initiation

Purchased Tampa Hospital and Bridgewater TCC Real Estate for $35 million

Purchased certain facilities leased from HCP REIT

7 skilled nursing facilities acquired and 2 more to be acquired for a total of $83 million

Facilities to be removed from master lease expiring January 31, 2017, thereby eliminating annual rent escalator

Transaction expected to be accretive to earnings $0.04 and cash flow $4.3 million in 2014

Ownership provides additional flexibility with regard to strategic decisions:

Expansion/Relocation/Repurposing

Disposition of facilities deemed non-strategic and/or underperforming

Re-priced and amended Senior Secured Financing Arrangements on favorable terms resulting in $8 million of annualized interest savings, extended maturity of the ABL Revolver and option to increase credit capacity by $250 million

Eased senior secured debt financial covenants

Nearly $400 million of unused credit capacity at December 31, 2013

Announced quarterly dividend of $0.12 per share, reflecting the Company’s confidence in its ability to generate meaningful and sustainable Free Cash Flow

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Crosswalk from Rebased 2013 to Preliminary 2014 EPS Guidance (Mid-Point)

(As of November 5, 2013)

$1.30 Repositioning and Redeployment

$1.20 ($0.20)

Non-Cash

$1.10 $ 0.48 $ 0.07

($0.11)

$ 0.12

$1.00 ($0.04)

$0.90

$ 1.15

$0.80

$0.70

$ 0.83

$0.60

$0.50

Rebased 2013 EPS Core Growth, Regulatory 2015 Ventas Senior Home Care Additional 2014 EPS (a)

(Mid -Point) Overhead Savings, Headwinds Straight Line Rent & HCPI Development

(a)(b) Debt Repricing (c) Real Estate Purchase

(a) See attached earnings guidance detail in Appendix, including the effect of certain excluded items. (b) Excludes the benefit from debt pay downs, overhead reductions and redeployment of capital.

(c) Sequestration; Home Health Rebasing; Hospital 25% Rule and 1.25% BNA cut netted against Medicare market basket.

KINDRED HEALTHCARE CONTINUE THE CARE

Net Free Cash Flows 2014 Mid-Point of Guidance

(As of November 5, 2013)

(As of November 5, 2013)

$300

$250

$200 ($105)

$150

($26)

$260

($19)

$100

$155

$129

$50 $110 $110

$0

Cash Flows from Routine Cash Flows from Dividend Development Net Free

Operations CAPEX Operations after (De Novo Facilities) Cash Flows (a)

(a)(b) Routine CAPEX

(a) The guidance for cash flows excludes the effect of (1) payments for pending litigation, (2) any other reimbursement changes and (3) any further acquisition or divestitures (unless otherwise noted).

(b) Includes approximately $36 million of working capital cash release for VTR 59.

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LTAC Legislation Enacted

Providing Long Term Strategic Opportunity and Visibility

The Bipartisan Budget Act of 2013, signed by the President on December 26, brings long-sought patient and facility criteria to long-term care hospitals

Hospital Division Revenue Mix(1)

33%

61%

6%

Key Provisions, Timeline and Preliminary View of Impact

Strategic Considerations and

Opportunities Medicare Fee For Service Insurance/Medicare Advantage/Other Medicaid

(1) Revenues for the twelve months ended September 30, 2013 (divisional revenues before intercompany eliminations).

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Overview of Key Payment Provisions in LTAC Criteria Legislation

Definition of Patients Eligible for LTAC Rate

Patients will continue to be eligible for payment under the current LTAC PPS if they meet either one of two criteria: patients with 3 or more days in an acute care hospital Intensive Care Unit (ICU); or patients receiving “prolonged mechanical ventilation” (greater than 96 hours) in the LTAC

Definition of Patients Eligible for “Site Neutral” Rate

Other medically complex patients may still be admitted to LTACs and receive a “site neutral” rate that is either at LTAC cost or at a per diem rate “comparable” to payments made to acute care hospitals under the IPPS payment system

Effective Date and Phase-In

Effective date: Two-year Phase-in of criteria begins after October 1, 2015, linked to each LTAC’s cost-reporting period

About 70% of Kindred LTACs have cost-reporting periods that begin July of each year; phase-in of new criteria would not begin for most Kindred LTACs until Summer 2016

During phase-in, cases receiving “site neutral” rate get paid 50% based on current LTAC rate and 50% based on the “site neutral” rate

The new criteria would not become fully effective until Summer 2018 for most Kindred LTACS.

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Other Key Provisions

25 Day Length of Stay Requirement

Will not apply to cases receiving the “site neutral” rate

Will not apply to Medicare Advantage Cases

Taken together, these provisions create a platform for effective care management, managed care products and better align payment with clinical outcomes

25% Rule Relief (effective immediately)

25% Rule does not apply to free-standing LTACs for four years.

25% Rule compliance level frozen at 50% for HIH LTACs for four years (75% for rural / MSA dominant LTACs)

Moratorium

Effective January 1, 2015 through 2017

Compliance Threshold

Beginning in 2020, at least 50% of patients must be paid at LTAC rate to maintain Medicare Certification as an LTAC

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LTAC Legislation Phase-in and Timeline for the Majority of Kindred’s Hospitals

2014 2015 2016 2017 2018

Oct. 1 July 1 Oct. 1 July 1 Oct. 1 July 1 Oct. 1 July 1 Oct. 1 July 1

1. Patient Criteria Summer 2016

2. Site Neutral IPPS

Equivalent Rate:

50/50 Blend Summer 2016

Full Site Neutral Summer

Rate 2018

3. 25-Day Length of Summer 2016

Stay Rule Relief

4. 25% Rule Relief Jan 1, 2014

5. Moratorium Jan 1, 2015

6. “50%” Compliance Test

2020

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Preliminary View of Impact on Kindred's Medicare Fee For Service Business (61% of Current Hospital Revenues)

Payment Categories under Current LTAC PPS	Payment Categories under New LTAC Criteria
1. LTAC DRG (with outlier payment) ~ 70% of current cases	1. LTAC DRG (with outlier payment) for defined cases ~ 40% of current cases
2. LTAC Cost (for short stays)	2. LTAC Cost; or
3. IPPS Per Diem (for very short stays)	3. IPPS Per Diem
~ 30% of current cases (items 2 and 3)	~ 60% of current cases (items 2 and 3)

"Site Neutral" Rate

When fully phased-in (Summer 2018), an additional 30% of cases will be paid at the "site neutral" rate under the new criteria, but without the current restraints imposed by the 25-day length of stay requirement.

KINDRED HEALTHCARE | CONTINUE THE CARE 22

Comparison of IPPS and LTAC Per Diem Rates for Top Diagnostic Categories

IPPS Per Diem LTAC Per Diem Percent of Kindred Discharges

1. Pulmonary Edema $ 1,812 $ 1,722 12.8%

2. Septicemia $ 2,106 $ 1,569 9.5%

3. Respiratory Infections $ 1,806 $ 1,610 3.9%

4. Skin Ulcers $ 1,607 $ 1,338 2.5%

5. Ventilator < 96 hours $ 2,653 $ 2,061 2.3%

6. Osteomyletitis $ 1,743 $ 1,411 2.1%

7. Chronic Obstructive Pulmonary $ 1,617 $ 1,536 1.8%

Disease

Subject to effective care management, IPPS per diem rates are at or above LTAC per diem rates for Kindred’s most frequent cases and creates a platform for innovative arrangements with managed care payors for a broader range of patients.

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Strategic Considerations

Affirms role of LTACs in healthcare continuum for severely ill, medically complex patients at LTAC rate and many other medically complex patients at site neutral rate.

Creates strategic platform for “managed care” and “episodic” LTAC Services

– Elimination of 25-day length of stay requirement for MA patients

– Direct admits to LTACs at site neutral IPPS comparable rates

– Continued development of co-located Sub-Acute Units to create patient care continuum for recovering critically chronically ill patients in need of inpatient and rehabilitation services

Opportunity to develop clinical programs and services that better align cost and care (including risk-based arrangements) over the implementation period to appeal to ACOs, managed care organizations and others

LTAC legislation provides significant clarity and will allow Kindred to organically grow patient volumes and leverage existing capacity.

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Kindred Substantially Repositioned Going Into 2015

Improving Business Mix (Revenues)

	2010	2014E
Hospital Services	42%	48%
Rehab Services	10%	24%
Nursing Center	47%	21%
Care Management / Home Health Care	0%	7%
Total	100%	100%

- Repositioned to faster growth, higher margin and less capital intensive businesses
- Through repositioning, $1 billion of revenues shifted from Skilled Nursing to Hospital, Rehab and Home Health Care since 2011.

Enhanced Future Earnings, Margin and Free Cash Flow Profile (as of Nov. 5th, 2013)

EBITDAR	$726 - $744M
Adjusted Cash Flows from Operations	$155
Dividend	$26
Free Cash Flow	$110

- Approximately $110 - $120M of free cash flows
- Approximately $80 million of ABL Revolver net paid down since June 2013, following the acquisitions of Senior Home Care and real-estate purchases.
- Approximately $700M of reduction in adjusted debt (using a factor of 6x) due to reduced lease obligations

Improved Capital Structure

Funded debt[1]	$1,588
Lease obligations [2]	$2,004
Total adjusted debt (TAD)	$3,592
Market value of equity [3]	$1,069
Enterprise Value	$4,661

Attractive Investment Considerations

- Enterprise EBITDAR Multiple: 6.3x
- Dividend Yield: 2.4%
- Free Cash Flow Yield[4]: 10.3%
- TAD / EBITDAR: 4.9x

1) Funded debt as of 12/31/13.
2) Pro Forma 2014 Rents of $334M at 6x.
3) Market Value calculated as of close of business 12/31/13 ($19.74).
4) Free Cash Flow Yield represents free cash flows divided by Market Value of Equity.

KINDRED HEALTHCARE | CONTINUE THE CARE 25

Investment Rationale

Each year, nearly 9 million people – 24,000 a day – are discharged from short-term acute care hospitals and require some form of post-acute care

As the largest diversified post-acute provider, Kindred is uniquely positioned to grow and succeed in what will be an increasingly integrated healthcare delivery system

Kindred has a track record of providing quality, cost-effective care, operational excellence and consistent levels of free cash flows

Our experienced management team, robust technology platform, and demonstrated ability to adapt to change, together with our development and repositioning strategy, offer the potential for creating significant value for shareholders over time

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Kindred Healthcare

One of the Most ADMIRED

Healthcare Companies in the World, Fortune Magazine

Five Years in a Row

2009-2013

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KINDRED HEALTHCARE

NYSE: KND

J.P. Morgan

Healthcare Conference January 15, 2014

Kindred

Healthcare

CONTINUE THE CARE

Dedicated to Hope, Healing and Recovery

Appendix

KINDRED HEALTHCARE CONTINUE THE CARE

Hospital Division

$2.6 billion Revenues(1) $540 million Operating Income(2)

Transitional Care Hospitals (certified as LTAC hospitals)

102 Transitional Care Hospitals(3)

7,394 licensed beds(3)

Inpatient Rehabilitation Hospitals (IRFs)

5 IRFs(3)

215 licensed beds(3)

Consistently outperforms national benchmarks on key quality indicators

Sale of 16 facilities to Vibra Healthcare, LLC

—Divestiture of 14 Transitional Care Hospitals, 1 inpatient rehabilitation hospital and 1 skilled nursing facility

—$180 million of net sales proceeds

In Q3 2013, revenue and cost per patient day were slightly up compared to Q3 2012, which resulted in a slight operating income margin decline to 19.5% from 20.6%(4)

Q3 2013 operating income declined slightly to $119 million versus $131 million last year(4)

Revenue Mix(1)

33%

6%

61%

Insurance/Other Medicare Medicaid

#2 Operator of Long-Term Acute Care Hospitals and Inpatient Rehabilitation Facilities

140 120 100 80 60 40 20 0

(1) Revenues for the twelve months ended September 30, 2013 (divisional revenues before intercompany eliminations).

(2) Operating income for the twelve months ended September 30, 2013. (3) As of September 30, 2013.

(4) Before certain disclosed items.

KINDRED HEALTHCARE CONTINUE THE CARE

Nursing Center Division

$1.1 billion Revenues(1) $125 million Operating Income(2)

49 Transitional Care Centers (Sub-Acute facilities licensed as SNFs)(3)

13 Nursing and Rehabilitation Centers

(with Transitional Care Units)(3)

14 Hospital-Based Sub-Acute Units (3)

40 Skilled Nursing Centers (Traditional SNFs)(3)

Revenue Mix(1)

29%

37%

34%

Private/Other Medicaid Medicare

Challenging operating environment under RUGs IV rules and ongoing Medicaid rate pressures

Divestiture or non-renewal of 122 skilled nursing facilities proceeding toward completion

New Transitional Care Centers (“TCCs”) and hospital based sub-acute core growth continuing

Division overhead restructuring near completion, allowing for a smaller, but more profitable business

HCP transaction to acquire real estate will eliminate $9 million of annual rent for the Nursing Center Division

(1) Revenues for the twelve months ended September 30, 2013 (divisional revenues before intercompany eliminations).

(2) Operating income for the twelve months ended September 30, 2013. (3) As of September 30, 2013.

KINDRED HEALTHCARE CONTINUE THE CARE

RehabCare

$1.3 billion Revenues(1) $120 million Operating Income(2)

2,100 sites of service served through 19,000 therapists(3) Including 99 hospital-based acute rehabilitation units(3)

Business Mix(1)

78% $1.0 billion

22% $0.3 billion

HRS SRS

Provides a compelling value proposition to our Hospital (HRS) and Skilled Nursing (SRS) partners through advanced tech systems, clinical programs and highly trained therapist team

Q3 2013 operating margin at 10.6%, showing stability while implementing significant recent Medicare rule changes

In October 2013, acquired TherEX which provides on-site, hospital-based rehabilitation services in 11 states

#1 Contract Rehab Manager

Third Party Affiliated

2,500 2,000 1,500 1,000 500 0

2,100

282

1,350

1,000

1,818 300

471

1,042

700

471

(1) Revenues for the twelve months ended September 30, 2013 (divisional revenues before intercompany eliminations).

(2) Operating income for the twelve months ended September 30, 2013. (3) As of September 30, 2013.

KINDRED HEALTHCARE CONTINUE THE CARE

Care Management Division and Kindred at Home

Care Management Division/Kindred At Home
$353 million Pro Forma Annualized Revenues[(1)]

- 198 sites of service in 13 states[(1)]
- 47 in Kindred's Integrated Care Markets[(1)]
- 5,700 caregivers serving over 10,000 patients on a daily basis

Business Mix[(1)]


5%
15%
80%
Private Duty
Hospice
Home Health

Revenue Mix[(1)]


5%
18%
77%
Medicaid ($19 million)
Medicare ($272 million)
Commercial Insurance/ Other ($62 million)

(1) Includes Senior Home Care acquisition. Annualized based upon revenues for the nine months ended September 30, 2013 (divisional revenues before intercompany eliminations).

- Acquired Senior Home Care which operated 47 home health locations throughout Florida and Louisiana with $143 million in revenue
- Building management team, including sales, clinical operations and IT capabilities to support accelerated expansion
- While implementation of Homecare Homebase IT system contributed to performance issues in 2013, all branches (including Senior Home Care) will be fully operational and standardized by Q1 2014
- Q3 2013 revenues of $54 million

Including our key affiliates:

- Senior Home Care
- IntegraCare
- Professional Healthcare at Home
- Signature Health Services
- Acclaim Hospice and Palliative Care

KINDRED HEALTHCARE | CONTINUE THE CARE 33

2013 & 2014 Guidance

(As of November 5, 2013) ($ millions, except statistics)

2013 Range (a) 2014 Range (b)

Low High Low High

Revenue $4,900 $4,900 $5,100 $5,100

EBITDAR 657 665 726 744

Rent 323 323 339 339

EBITDA 334 342 387 405

D&A 159 159 165 165

EBIT 175 183 222 240

Interest expense, net 103 103 106 106

Pretax 72 80 116 134

Taxes 28 31 46 53

Net income 44 49 70 81

Noncontrolling interest 2 2 12 12

Income to Kindred $42 $47 $58 $69

Shares 52.3 52.3 53.2 53.2

Diluted EPS $0.78 $0.88 $1.05 $1.25

(a) The earnings guidance excludes the effect of (1) a one-time employee bonus distributed in the first quarter of 2013, (2) changes in estimates related to pending litigation, (3) the early lease termination payment to Ventas, (4) costs associated with the closure of a hospital and a home health location, (5) costs associated with certain severance and retirement benefits, (6) any transaction-related costs, (7) charges associated with the modification of certain of the Company’s senior debt, (8) any other reimbursement changes, (9) any further acquisitions or divestitures (unless otherwise noted), (10) any impairment charges, and (11) any repurchases of common stock.

(b) The earnings guidance excludes the effect of (1) any other reimbursement changes, (2) any further acquisitions or divestitures (unless otherwise noted), (3) any impairment charges and (4) any repurchases of common stock.

KINDRED HEALTHCARE CONTINUE THE CARE

Reconciliation of Non-GAAP Measures Year 2012

(In thousands)

In addition to the results provided in accordance with GAAP, the Company has provided information in this presentation to compute certain non-GAAP measurements for the year ended December 31, 2012 before certain charges or on a core basis. A reconciliation of the non-GAAP measurements to the GAAP measurements is included below:

	Before Charges	Severance, employee retention and restructuring costs	Employment-related lawsuits	Transaction costs	Impairment charges	Lease cancellation charges	Total	As Reported
Income (loss) from continuing operations:								
Operating income (loss):								
Hospital division	$ 570,095	$ 4,224	$ 5,000	$ -	$ -	$ -	$ 9,224	$ 560,871
Nursing center division	139,792	2,811	-	-	-	-	2,811	136,981
Rehabilitation division:								
Skilled nursing rehabilitation services	68,847	354	-	-	-	-	354	68,493
Hospital rehabilitation services	69,852	107	-	-	-	-	107	69,745
	138,699	461	-	-	-	-	461	138,238
Home health and hospice division	13,858	150	-	-	-	-	150	13,708
Corporate:								
Overhead	(177,979)	1,084	-	-	-	-	1,084	(179,063)
Insurance subsidiary	(2,127)	-	-	-	-	-	-	(2,127)
	(180,106)	1,084	-	-	-	-	1,084	(181,190)
Impairment charges	(1,243)	-	-	-	107,899	-	107,899	(109,142)
Transaction costs	-	-	-	2,231	-	-	2,231	(2,231)
Operating income	681,095	8,730	5,000	2,231	107,899	-	123,860	557,235
Rent	(311,801)	-	-	-	-	1,691	1,691	(313,492)
Depreciation and amortization	(164,052)	-	-	-	-	-	-	(164,052)
Interest, net	(106,876)	-	-	-	-	-	-	(106,876)
Income (loss) from continuing operations before income taxes	98,366	8,730	5,000	2,231	107,899	1,691	125,551	(27,185)
Provision for income taxes	38,591	3,427	1,962	592	6,150	664	12,795	25,796
	$ 59,775	$ 5,303	$ 3,038	$ 1,639	$ 101,749	$ 1,027	$ 112,756	$ (52,981)

KINDRED HEALTHCARE | CONTINUE THE CARE 35

Reconciliation of Non-GAAP Measures (Cont.)

Year 2012

(In thousands)

Lease

Charges charges Reported

Rent:

Hospital division $ 203,774 $ 1,648 $ 205,422

Nursing center division 96,919 - 96,919

Rehabilitation division:

Skilled nursing rehabilitation services 5,442 - 5,442

Hospital rehabilitation services 140 - 140

5,582 - 5,582

Home health and hospice division 3,097 43 3,140

Corporate 2,429 - 2,429

$ 311,801 $ 1,691 $ 313,492

Depreciation and amortization:

Hospital division $ 79,620 $ - $ 79,620

Nursing center division 28,581 - 28,581

Rehabilitation division:

Skilled nursing rehabilitation services 11,168 - 11,168

Hospital rehabilitation services 9,309 - 9,309

20,477 - 20,477

Home health and hospice division 4,442 - 4,442

Corporate 30,932 - 30,932

$ 164,052 $ - $ 164,052

KINDRED HEALTHCARE CONTINUE THE CARE

Reconciliation of Non-GAAP Measures (Continued)

(In thousands)

	Three months ended September 30, 2013							
		Charges						
	Before charges	Severance and retirement costs	Facility closing costs	Litigation	Transaction costs	Senior debt modification charges	Total	As reported
Income (loss) from continuing operations:								
Operating income (loss):								
Hospital division	$ 118,517	$ -	$ (5,527)	$ (700)	$ -	$ -	$ (6,227)	$ 112,290
Nursing center division	30,368	-	(64)	-	-	-	(64)	30,304
Rehabilitation division:								
Skilled nursing rehabilitation services	14,579	-	-	(23,150)	-	-	(23,150)	(8,571)
Hospital rehabilitation services	18,503	(288)	-	-	-	-	(288)	18,215
	33,082	(288)	-	(23,150)	-	-	(23,438)	9,644
Home health and hospice division	2,138	(601)	(452)	-	-	-	(1,053)	1,085
Corporate:								
Overhead	(37,687)	(1,005)	-	-	-	(459)	(1,464)	(39,151)
Insurance subsidiary	(482)	-	-	-	-	-	-	(482)
	(38,169)	(1,005)	-	-	-	(459)	(1,464)	(39,633)
Impairment charges	(441)	-	-	-	-	-	-	(441)
Transaction costs	-	-	-	-	(613)	-	(613)	(613)
Operating income	145,495	(1,894)	(6,043)	(23,850)	(613)	(459)	(32,859)	112,636
Rent	(79,269)	-	-	-	-	-	-	(79,269)
Depreciation and amortization	(37,591)	-	-	-	-	-	-	(37,591)
Interest, net	(24,302)	-	-	-	-	(96)	(96)	(24,398)
Income (loss) from continuing operations before income taxes	4,333	(1,894)	(6,043)	(23,850)	(613)	(555)	(32,955)	(28,622)
Provision (benefit) for income taxes	744	(743)	(2,111)	(6,470)	(205)	(218)	(9,747)	(9,003)
	$ 3,589	$ (1,151)	$ (3,932)	$ (17,380)	$ (408)	$ (337)	$ (23,208)	$ (19,619)

KINDRED HEALTHCARE | CONTINUE THE CARE 37

Reconciliation of Non-GAAP Measures (Continued)

(In thousands)

Three months ended September 30, 2012

Charges

Lease

Before Severance Transaction cancellation As

charges and other costs charges Total reported

Income from continuing operations:

Operating income (loss):

Hospital division $ 130,848 $ (50) $ - $ - $ (50) $ 130,798

Nursing center division 37,866 (1) - - (1) 37,865

Rehabilitation division:

Skilled nursing rehabilitation services 16,996 - - - - 16,996

Hospital rehabilitation services 16,977 - - - - 16,977

33,973 - - - - 33,973

Home health and hospice division 3,645 - - - - 3,645

Corporate:

Overhead (45,883) - - - - (45,883)

(46,428) - - - - (46,428)

Impairment charges (406) - - - - (406)

Transaction costs - - (482) - (482) (482)

Operating income 159,498 (51) (482) - (533) 158,965

Rent (78,716) - - (596) (596) (79,312)

Depreciation and amortization (41,304) - - - - (41,304)

Interest, net (26,451) - - - - (26,451)

Income from continuing operations

before income taxes 13,027 (51) (482) (596) (1,129) 11,898

Provision for income taxes 5,245 (20) 76 (231) (175) 5,070

$ 7,782 $ (31) $ (558) $ (365) $ (954) $ 6,828

KINDRED HEALTHCARE CONTINUE THE CARE

Reconciliation of Non-GAAP Measures (Continued)

(In thousands)

	2012 Quarters				2013 Quarters		
	First	Second	Third	Fourth	First	Second	Third
Revenues:							
Hospital division	$ 683,068	$ 648,152	$ 636,463	$ 647,794	$ 677,246	$ 623,877	$ 608,506
Nursing center division	285,032	279,353	282,223	283,451	283,771	278,191	277,668
Rehabilitation division:							
Skilled nursing rehabilitation services	253,595	253,181	252,201	244,558	257,585	248,331	243,968
Hospital rehabilitation services	74,369	73,402	71,899	73,910	74,523	69,777	68,296
	327,964	326,583	324,100	318,468	332,108	318,108	312,264
Home health and hospice division	28,432	28,872	35,943	50,093	51,621	53,039	53,801
	1,324,496	1,282,960	1,278,729	1,299,806	1,344,746	1,273,215	1,252,239
Eliminations:							
Skilled nursing rehabilitation services	(28,953)	(28,481)	(27,805)	(26,788)	(30,161)	(30,122)	(29,414)
Hospital rehabilitation services	(25,023)	(24,496)	(23,904)	(24,463)	(24,505)	(23,976)	(23,191)
Nursing centers	(636)	(875)	(861)	(1,006)	(1,213)	(1,001)	(1,161)
	(54,612)	(53,852)	(52,570)	(52,257)	(55,879)	(55,099)	(53,766)
	$ 1,269,884	$ 1,229,108	$ 1,226,159	$ 1,247,549	$ 1,288,867	$ 1,218,116	$ 1,198,473
Income (loss) from continuing operations:							
Operating income (loss):							
Hospital division	$ 151,491	$ 131,933	$ 130,798	$ 146,649	$ 149,644	$ 131,958	$ 112,290 (a)
Nursing center division	32,810	35,030	37,865	31,276	28,519	35,381	30,304
Rehabilitation division:							
Skilled nursing rehabilitation services	10,904	19,519	16,996	21,074	12,074	20,307	(8,571) (b)
Hospital rehabilitation services	16,116	17,860	16,977	18,792	18,132	19,573	18,215 (c)
	27,020	37,379	33,973	39,866	30,206	39,880	9,644
Home health and hospice division	2,341	2,789	3,645	4,933	2,786	3,961	1,085 (d)
Corporate:							
Overhead	(42,728)	(44,723)	(45,883)	(45,729)	(45,582)	(43,199)	(39,151) (e)
Insurance subsidiary	(482)	(600)	(545)	(500)	(509)	(384)	(482)
	(43,210)	(45,323)	(46,428)	(46,229)	(46,091)	(43,583)	(39,633)
Impairment charges	(498)	(111)	(406)	(108,127)	(187)	(457)	(441)
Transaction costs	(485)	(597)	(482)	(667)	(944)	(108)	(613)
Operating income	169,469	161,100	158,965	67,701	163,933	167,032	112,636
Rent	(76,947)	(78,186)	(79,312)	(79,047)	(78,982)	(79,864)	(79,269)
Depreciation and amortization	(39,470)	(40,655)	(41,304)	(42,623)	(42,650)	(39,631)	(37,591)
Interest, net	(26,287)	(26,455)	(26,451)	(27,683)	(28,083)	(27,609)	(24,398) (f)
Income (loss) from continuing operations before income taxes	26,765	15,804	11,898	(81,652)	14,218	19,928	(28,622)
Provision (benefit) for income taxes	11,039	6,817	5,070	2,870	5,264	8,027	(9,003)
	$ 15,726	$ 8,987	$ 6,828	$ (84,522)	$ 8,954	$ 11,901	$ (19,619)

(a) Includes costs of $5.5 million in connection with the closing of a Transitional Care Hospital and a litigation charge of $0.7 million.

(b) Includes $23.1 million of litigation charges.

(c) Includes $0.3 million of severance and retirement costs.

(d) Includes $0.6 million of severance and retirement costs and $0.5 million of costs associated with closing a home health location.

(e) Includes $1.0 million of severance and retirement costs and $0.5 million of fees associated with the modification of certain of the Company's senior debt.

(f) Includes $0.1 million of charges associated with the modification of certain of the Company's senior debt.

KINDRED HEALTHCARE | CONTINUE THE CARE 39

KINDRED HEALTHCARE

NYSE: KND

J.P. Morgan

Healthcare Conference January 15, 2014

Kindred

Healthcare

CONTINUE THE CARE

Dedicated to Hope, Healing and Recovery